Balance Sheet Components - Inventory, Net (Details) - USD ($) $ in Thousands	Jun. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
Raw materials	$ 6,194	$ 12,374	$ 14,981
Work-in-process	2,283	1,748	2,414
Finished goods	9,079	5,629	1,506
Total inventories	17,556	19,751	18,901
Less inventories not deemed to be current, included in other assets		4,764	9,517
Inventories, included in current assets	17,556	14,987	9,384
VELODYNE LIDAR, INC AND SUBSIDIARIES
Inventories, included in current assets	$ 17,556	$ 14,987	$ 9,384